UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 31, 2017

IMPERIAL OIL LIMITED

(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Quarry Park Boulevard S.E., Calgary, Alberta	T2C 5N1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	1-800-567-3776

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Imperial Oil Limited announced today the appointment of J.R. (John) Whelan as senior vice-president, upstream, effective March 1, 2017. Mr. Whelan, currently vice-president, production, succeeds B.P. (Bart) Cahir, who has been appointed executive advisor to the chairman, Exxon Mobil Corporation. A copy of the company’s news release is attached as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED
Date: January 31, 2017

	By:	/s/ Lara Pella
	Name:	Lara Pella
	Title:	Assistant general counsel and corporate secretary

	By:	/s/ Cathryn Walker
	Name:	Cathryn Walker
	Title:	Assistant Corporate Secretary